Exhibit 99.2

Presented by Tom Leonard, CEO August 16, 2017 Universal Hospital Services Q2 Earnings Teleconference

Forward Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and other filings with the SEC, which can be accessed at www.UHS.com under “Investors.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.

CEO remarks

Financial Review

Selected Financial Data Note: Numbers referenced in the % Chg column are favorable when positive and unfavorable when negative. This applies to all slides reflected herein. Refer to Appendix for reconciliation of Adjusted EBITDA and Accrual CAPEX. (In millions) LTM 2017 2016 % Chg 2017 2016 % Chg 2017 Consolidated Revenues 128.2 $ 117.6 $ 9.0% 258.9 $ 239.7 $ 8.0% 498.7 $ Gross Margin 42.0 38.7 8.5% 87.8 78.6 11.7% 166.0 % of Revenue 32.8% 32.9% 33.9% 32.8% 33.3% Adjusted SG&A 25.6 24.3 -5.1% 54.5 51.1 -6.6% 104.2 % of Revenue 19.9% 20.7% 21.0% 21.3% 20.9% Adjusted EBIT(A) 16.4 14.3 14.3% 33.1 27.3 21.3% 61.5 Depreciation 17.7 18.7 35.6 36.5 72.3 Adjusted EBITDA 34.1 $ 33.0 $ 3.3% 68.7 $ 63.8 $ 7.7% 133.8 $ % of Revenue 26.6% 28.1% 26.5% 26.6% 26.8% Accrual CAPEX 9.3 11.8 14.4 18.7 52.7 Adjusted EBITDA - Accrual CAPEX 24.8 $ 21.2 $ 17.2% 54.3 $ 45.1 $ 20.4% 81.1 $ 2nd Quarter June YTD

Trend Analysis Segment revenue down slightly for the quarter, reflecting progress on our strategy to diversify our business away from the capital-intensive MES segment, and shift our investment towards our service-based businesses. Gross margin rate improvements for Q2 were driven by lower depreciation expense resulting from our reduced CAPEX investment trend, as well as lower repair parts expense from our supply chain efficiency initiatives. Medical Equipment Solutions SUPPLEMENTAL & PEAK NEEDS USAGE SOLUTIONS CUSTOMIZED EQUIPMENT AGREEMENTS SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS SPECIALTY MEDICAL EQUIPMENT SALES, DISTRIBUTION AND DISPOSAL SOLUTIONS (In millions) LTM 2017 2016 % Chg 2017 2016 % Chg 2017 Revenues 74.4 $ 74.9 $ -0.7% 153.0 $ 155.2 $ -1.4% 301.6 $ Gross Margin 27.8 27.1 2.5% 59.1 55.3 6.9% 113.0 % of Revenue 37.3% 36.2% 38.6% 35.6% 37.5% . June YTD 2nd Quarter

Trend Analysis Revenue growth for the quarter was driven primarily by organic growth of over 19% as we continue to make progress on our strategy to drive growth of our supplemental and on-site managed solutions. Clinical Engineering Solutions SUPPLEMENTAL MAINTENANCE AND REPAIR SOLUTIONS ON-SITE MANAGED SOLUTIONS MANUFACTURER SERVICES SOLUTIONS (In millions) LTM 2017 2016 % Chg 2017 2016 % Chg 2017 Revenues 35.1 $ 25.5 $ 37.9% 69.8 $ 51.0 $ 36.7% 126.5 $ Gross Margin 7.2 4.8 49.8% 15.4 10.4 48.2% 27.0 % of Revenue 20.6% 18.9% 22.0% 20.3% 21.3% 2nd Quarter June YTD

Trend Analysis Revenue growth was up 8.7% in Q2 driven by organic growth of 6.0%. Gross margin rate declined in Q2 as a result of investment in equipment and labor to support our accelerating revenue growth. Surgical Services ON-DEMAND AND SCHEDULED USAGE SOLUTIONS ON-SITE MANAGED SOLUTIONS (In millions) LTM 2017 2016 % Chg 2017 2016 % Chg 2017 Revenues 18.7 $ 17.2 $ 8.7% 36.0 $ 33.5 $ 7.5% 70.6 $ Gross Margin 7.0 6.8 3.0% 13.3 13.0 2.8% 25.9 % of Revenue 37.5% 39.6% 36.9% 38.6% 36.7% 2nd Quarter June YTD

Capital Structure/Liquidity (In millions) 6/30/2017 12/31/2016 Original Notes - 7.625% 425.0 425.0 Add-on Notes - 7.625% 220.0 220.0 Credit Facility 49.2 45.7 Consolidated Capital Leases 16.9 17.1 Subtotal Debt 711.1 707.8 Add: Accrued Interest 18.6 18.7 Total Debt and Interest 729.7 726.5 Memo LTM Adjusted EBITDA 133.8 $ 128.9 $ Leverage* 5.5 5.6 *Excludes unamortized bond premium of $6.7 and $7.6 for 2017 and 2016. Excludes deferred financing costs of $7.0M and $8.2M for 2017 and 2016. Capital Structure (In millions) 2017 Credit Facility 235.0 $ Borrowing Base 164.5 Borrowings/LOC 54.0 Available Liquidity 110.5 $ Memo Revolver maturity - May 2020 Original and Add-on Notes maturity -August 2020 Liquidity Remains Strong Liquidity

Street Guidance for 2017 (In millions) 2016 Actual 2017 Prior Guidance 2017 Current Guidance Adjusted EBITDA $128.9 $135 - $140 $135 - $140 Accrual CAPEX $57 $55 - $65 $50 - $60 Year-end Leverage 5.6x 5.2x – 5.5x 5.2x – 5.5x

Appendix EBITDA Reconciliation 2017 & 2016 SG&A Reconciliation Depreciation and Amortization Reconciliation Accrual CAPEX Reconciliation

EBITDA Reconciliation Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), before management, board and strategic fees, stock option expense, reorganization costs, ASC 805 impact, loss on extinguishment of debt, transaction and related costs, and non-recurring, unusual or infrequent expenses. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company’s ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals (“GAAP”) and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management’s discretionary use. A reconciliation of consolidated net income (loss) to EBITDA and Adjusted EBITDA is included below. (In millions) LTM 2017 2016 2017 2016 2017 Net loss attributable to UHS (2.4) $ (0.7) $ (4.4) $ (5.4) $ (12.8) $ Interest expense 13.2 13.1 26.5 26.1 52.7 Provision for income taxes 0.3 0.2 0.5 0.4 1.0 Depreciation and amortization 20.0 21.5 40.9 42.4 82.9 EBITDA 31.1 34.1 63.5 63.5 123.8 Gain on Settlement - (2.8) - (2.8) (0.3) Management, board & strategic fees 2.2 0.9 3.6 1.6 7.1 Stock expense 0.8 0.8 1.6 1.5 3.2 Adjusted EBITDA 34.1 $ 33.0 $ 68.7 $ 63.8 $ 133.8 $ June YTD 2nd Quarter

SG&A Reconciliation (In millions) LTM 2017 2016 2017 2016 2017 SG&A per GAAP to Adjusted SG&A SG&A per GAAP 30.8 28.8 65.0 60.1 125.1 Management, Board, & Strategic Fees (2.2) (0.9) (3.6) (1.6) (7.1) Stock Expense (0.8) (0.8) (1.6) (1.5) (3.2) Amortization (2.3) (2.8) (5.3) (5.8) (10.6) Adjusted SG&A 25.6 $ 24.3 $ 54.5 $ 51.1 $ 104.2 $ 2nd Quarter June YTD

Depreciation & Amortization Reconciliations (In millions) LTM 2017 2016 2017 2016 2017 Historical Medical Equipment Solutions Depreciation 14.3 $ 15.7 $ 29.0 $ 30.5 $ 59.3 $ Asset Impairment Charge - - - - - Total Medical Equipment Solutions Depreciation 14.3 15.7 29.0 30.5 59.3 Historical Clinical Engineering Solutions Depreciation 0.3 0.2 0.5 0.4 1.0 Total Clinical Engineering Solutions Depreciation 0.3 0.2 0.5 0.4 1.0 Historical Surgical Services Depreciation 2.0 1.7 4.0 3.4 7.7 ASC 805 Surgical Services Depreciation - - - 0.1 - Total Surgical Services Depreciation 2.0 1.7 4.0 3.5 7.7 Historical Gross Margin Depreciation 16.6 17.6 33.4 34.3 68.1 Gross Margin ASC 805 Depreciation - - - 0.1 - Total Gross Margin Depreciation 16.6 17.6 33.4 34.4 68.1 Historical Selling, General, and Admin Depreciation 1.1 1.1 2.2 2.2 4.2 Total Selling, General, and Admin Depreciation 1.1 1.1 2.2 2.2 4.2 Total Depreciation 17.7 $ 18.7 $ 35.6 $ 36.5 $ 72.3 $ ASC 805 Selling, General, and Admin Amortization 2.3 2.8 5.3 5.8 10.6 Total ASC 805 Selling, General, and Admin Amortization 2.3 2.8 5.3 5.8 10.6 Total Depreciation and Amortization 20.0 $ 21.5 $ 40.9 $ 42.4 $ 82.9 $ June YTD 2nd Quarter

Accrual CAPEX Reconciliation

Thank you.